Fixed Assets and Leasehold Improvements, Net	12 Months Ended
Dec. 31, 2022
Property, Plant and Equipment [Abstract]
Fixed Assets and Leasehold Improvements, Net
14. Fixed Assets and Leasehold Improvements, Net
Fixed assets and leasehold improvements, net, related to continuing operations consisted of the following (in thousands):

	December 31, 2022	December 31, 2021	Estimated Useful Life
Computer hardware and software	$7,647	$7,424	3 - 5 years
Furniture and fixtures	3,574	3,097	5 - 7 years
Leasehold improvements	3,870	3,296	*
Total fixed assets	15,091	13,817
Less: Accumulated depreciation and amortization	(5,960)	(1,032)
Total fixed assets and leasehold improvements, net	$9,131	$12,785
*Shorter of life of lease or useful life of assets

The depreciation and amortization expense for the Successor periods was $4.2 million and $3.3 million for the year ended December 31, 2022 and for the nine months ended December 31, 2021, respectively. The depreciation and amortization expense for the Predecessor periods was $0.8 million and $3.0 million for the three months ended March 31, 2021 and for the year ended December 31, 2020, respectively. Depreciation and amortization expense is recorded in general and administrative expenses in the Consolidated Statements of Operations.
The Company evaluates the carrying value of long-lived assets, including the fixed assets and leasehold improvements when indicators of impairment exist in accordance with ASC 360, Property, Plant, and Equipment ("ASC 360"). The carrying value of a long-lived asset is considered impaired when the estimated separately identifiable, undiscounted cash flows expected to result from use and eventual disposal from such an asset are less than the carrying value of the asset. In that event, a loss is recognized based on the amount by which the carrying value exceeds the fair value of the long-lived asset. During the first half of 2022, the Company observed that inflationary measures began to rise, reducing the demand for mortgage products and responded by implementing cost-cutting measures. As the length and magnitude of the downturn in mortgage demand continued into the second half of 2022, including increasingly compressed margins and longer expected duration of such market pressures, the Company's current and expected future operating losses indicated that some fixed assets and leasehold improvements may not be recoverable and an impairment analysis was performed. Based on the analysis, the Company wrote off certain assets and recognized an impairment charge of $2.2 million for the fixed assets and leasehold improvements in the year ended December 31, 2022, which is recorded in impairment of goodwill, intangibles, and other assets in the Consolidated Statements of Operations. There were no fixed assets and leasehold improvements impairments in the Successor nine months ended December 31, 2021 or in the Predecessor three months ended March 31, 2021 and the year ended December 31, 2020.